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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 22, 2001

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                     0-21366             41-1590621
  (State of or other jurisdiction        (Commission        (I.R.S. Employer
         of incorporation)               File Number)       Identification No.)


                    2905 Northwest Boulevard, Suite 20,
                            Plymouth, Minnesota                      55441
                  (Address of principal executive offices)        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005










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ITEM 5.  OTHER

On March 22, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing that it expects to introduce its initial Lunar Flare NAS(TM) server appliance in limited availability near the end of April, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TRICORD SYSTEMS, INC.


Dated:   March 22, 2001            By /s/ Steven E. Opdahl
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                                      Steven E. Opdahl
                                      Chief Financial Officer

































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                                INDEX TO EXHIBITS


Exhibit    Item                                   Method of Filing

99.1       Press Release dated March 22, 2001,    Filed herewith electronically
           announcing availability update for
           Lunar Flare(TM) NAS